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EXHIBIT 10.10




                                 LOAN AGREEMENT


                                     BETWEEN


                      LLOYDS TSB COMMERCIAL FINANCE LIMITED


                                       AND

                           XCEL POWER SYSTEMS LIMITED



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                      LLOYDS TSB COMMERCIAL FINANCE LIMITED
                                 LOAN AGREEMENT

A.       DATE:
         -----

B.       PARTIES:          LENDER:        LLOYDS TSB COMMERCIAL FINANCE LIMITED
         -------           ------         A company incorporated in England and
                                          Wales with number 733011
                                          whose registered office is at Boston
                                          House, The Little Green, Richmond,
                                          Surrey TW9 1QF.


                           Borrower:      XCEL POWER. SYSTEMS LIMITED
                           --------       a company incorporated in England
                                          and Wales with neither 00575679
                                          whose registered office is at
                                          Brunswick Road, Cobbs Wood, Ashford,
                                          Kent TN23 1EB

C.       INTRODUCTION
         ------------

         C.1 The Lender's Standard Terms and Conditions for revolving Loan Fealties (the "Conditions") are supplied with, and form an integral part of, this Loan Agreement (the "Agreement") and are signed (for identification) on behalf of the Lender and the Borrower.

         C.2      Except where the context otherwise requires:

                  C.2 1    all references in this Agreement to:

                           C.2.1.1 the expression "Agreement" includes the Conditions;

                           C.2.1.1 a clause means a clause in this Agreement and to a condition means a condition contained in the Conditions,

                  C.2.2 expressions defined in the Conditions bear the same meaning in this Agreement.

         C.3 Where there is any conflict between a clause and a condition, their such clause shall prevail.

D.       LOAN AGREEMENT
         --------------

         D.1 Subject to the terms of this Agreement, at the request of the Borrower the Lender has agreed to make Advances to the Borrower relative to Valuations of the Secured Collateral up to the Loan Facility Limit.


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         D.2      The Borrower has entered into this Agreement on the basis that it has read and understood all of its terms and also it has had the prior opportunity to take Independent legal advice as to its rights and obligations.

E.       PARTICULARS
         -----------

         F.1      GENERAL
                  -------

                  DATE OF DEBT PURCHASE AGREEMENT:
                  --------------------------------

                  ADDITIONAL PRECONDITIONS:
                  -------------------------

                  ADDITIONAL SECURITY DOCUMENT:
                  -----------------------------

         F.2      FINANCIAL
                  ---------

------------------------------------------------------- ------------------------------- ------------------------------
DRAWDOWN FREQUENCY                                      Stock in Trade:                 Not Applicable

                                                        Plant & Machinery:              Monthly

                                                        Property                        Not Applicable
------------------------------------------------------- ------------------------------- ------------------------------
FIRST DRAWN DOWN DATE:                                  When requested


------------------------------------------------------- --------------------------------------------------------------

LENDER'S MAXIMUM AGGREGATE COMMITMENT:                  lesser of (pound)2,550,000 and 125% of the Notified Value of all Debts outstanding at the relevant time

------------------------------------------------------- --------------------------------------------------------------


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------------------------------------------------------- ---------------------------------------------------------

STOCK IN TRADE                                          Not Applicable
------------------------------------------------------- ---------------------------------------------------------
STOCK IN TRADE ADVANCES LIMIT: FROM THE
AMOUNT AVAILABLE FROM THE STOCK IN TRADE                the lesser of (pound)0 or the sum equal to 0% of the
VALUE WE WILL DEDUCT ALL PREFERENTIAL CLAIMS            Stock in Trade Value
AND OTHER RESERVES REQUIRED PRIOR TO ARRIVING
AT AN AVAILABLE FUNDS FIGURE
------------------------------------------------------- ---------------------------------------------------------

STOCK IN TRADE INTEREST RATE                            0% above Base Rate
------------------------------------------------------- ---------------------------------------------------------

STOCK IN TRADE REPAYMENT TERMS
------------------------------------------------------- ---------------------------------------------------------

VALUATIONS OF STOCK IN TRADE                            PREPARED BY BORROWER:  Prior to the first advance and
                                                        within 14 days of each calendar month. Prepared by
                                                        Borrower a schedule of VAT and PAYE liability.
------------------------------------------------------- ---------------------------------------------------------

PLANT AND MACHINERY                                     The plant and machinery set out or otherwise described
                                                        in any schedules respectively to a document being an
                                                        Additional Security Document and/o the General Security
                                                        Document (and in this Agreement reference to Plant and
                                                        Machinery shall be construed accordingly).

------------------------------------------------------- ---------------------------------------------------------

PLANT AND MACHINERY ADVANCES LIMIT                      the lesser of (pound)75,000 or the sum equal to 50% of
                                                        plant and Machinery Value
------------------------------------------------------- ---------------------------------------------------------

PLANT AND MACHINERY INTEREST RATE                       1.9% above Base Rate
------------------------------------------------------- ---------------------------------------------------------

PLANT AND MACHINERY REPAYMENT TERMS                     (pound)2,083.00
------------------------------------------------------- ---------------------------------------------------------

VALUATIONS OR PLANT AND MACHINERY                       PREPARED BY INDEPENDENT VALUER. Prior to drawdown and
                                                        annually on the anniversary of this Agreement
------------------------------------------------------- ---------------------------------------------------------

PROPERTY                                                Not Applicable
------------------------------------------------------- ---------------------------------------------------------

PROPERTY ADVANCES LIMIT                                 the lesser of (pound)0 or the sum equal to 0% of Property
                                                        Value
------------------------------------------------------- ---------------------------------------------------------

PROPERTY ADVANCES INTEREST RATE                         0% above Base Rate
------------------------------------------------------- ---------------------------------------------------------

PROPERTY ADVANCE REPAYMENT TERMS
------------------------------------------------------- ---------------------------------------------------------
                                                        PREPARED BE INDEPENDENT VALUER.  Prior to drawdown and
VALUATIONS OF PROPERTY                                  annually on the anniversary of this Agreement
------------------------------------------------------- ---------------------------------------------------------


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F.       POWER OF ATTORNEY
         -----------------

         For the purposes of enabling the Lender to exercise more readily and beneficially the powers conferred on the Lender in this Agreement the Borrower hereby irrevocably and by way of security appoints the Lender
         (and any successor or assignee and its (arid their respective) directors and officers from time to time jointly and each of them severally to be the Attorney of the Borrower for the purpose of executing all such deeds and documents and performing all such acts and things in the name of the Borrower as may be expedient for the exercise by the Lender (any such successor or assignee) of any of its said powers or to secure the performance of any of the Borrowers obligations in this Agreement.

G.       SPECIAL TERMS (IF ANY)
         ----------------------


                                       -4-

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IN WITNESS whereof the Lender and the Borrower have each executed this Agreement as a deed on the above dare and in the manner appearing below:

SIGNED and DELIVERED as a DEED on the 28th

         day of june 2005                   on behalf of               )
                                                                       )
LLOYDS TSB COMMERCIAL FINANCE LIMITED                                  )
                                                                       )
by:   1.**                       ______________________________________)
           duly appointed attorney                                     )
                                                                       )
      2.**                       ______________________________________)
           duly appointed attorney                                     )


SIGNED and DELIVERED as a Deed BY

XCEL POWER SYSTEMS LIMITED

acting by**   Carmine T. Oliva               )        /S/ Carmine T. Oliva
              ------------------------------ )       ---------------------------
              Director                       )       Director
                                             )
And**         G.M.J. Jeffries                )       /S/ G.M.J. Jeffries
              ------------------------------ )       ---------------------------
              *Director/Company Secretary    )       *Director/Company Secretary


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